EXHIBIT 10.31
-------------


                         WAIVER AND SECOND AMENDMENT TO
                    AMENDED AND RESTATED TERM LOAN AGREEMENT


      THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT ("Second Amendment") dated as of December 3, 1999 is by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Borrower" or "Baldwin"), FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent"), FIFTH THIRD BANK ("Fifth Third"), as a Lender, and BANK ONE, INDIANA, N.A., formerly known as NBD BANK, N.A., a national banking association, ("Bank One") as a Lender, (Fifth Third and Bank One are hereinafter collectively the "Lenders" and each individually a "Lender").


                              PRELIMINARY STATEMENT
                              ---------------------

      WHEREAS, Borrower, Agent and Lenders have entered into a Amended and Restated Term Loan Agreement dated as of May 15, 1998, as amended by the First Amendment thereto dated as of July 15, 1999 (as amended hereby, the "Term Loan Agreement"); and

      WHEREAS, Borrower have requested Agent and Lenders to make various revisions to the Term Loan Agreement as set forth herein; and

      WHEREAS, Borrower, Agent and Lenders now wish to amend the Term Loan Agreement in accordance with the terms and provisions hereof;

      NOW, THEREFORE, the parties hereto agree to supplement and amend the Term Loan Agreement upon such terms and conditions as follows:

      1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Term Loan Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Term Loan Agreement as amended by this Second Amendment.

      2.  DEFINITIONS.

      (a) Section 2.1 of the Term Loan Agreement is hereby to amend the following definitions to read in their entirety as follows:

          "INTEREST RATE" means, with respect to the Term Loan, the rate of interest per annum equal to the Prime Rate.

      3. EXHIBITS. The following Exhibit to the Term Loan Agreement is hereby amended in its entirety to read as the corresponding Exhibit to this Second
Amendment:

      (a) Exhibit A Form of Term Promissory Note;

      4. WAIVER. (a) The Agent and the Lenders hereby consent to waive the application of Section 7.3(a)(iv) of the Term Loan Agreement solely as it relates to the four quarter period ending September 30, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) the date Lenders shall have received satisfactory evidence, in form and substance satisfactory to Lenders, of the sale by Borrower of all of the stock of Keyboard Acceptance Corporation (f/k/a BPO Finance Corporation), a Delaware corporation and a subsidiary of Borrower, pursuant to that certain Stock Purchase Agreement dated as of December 8, 1999 between Borrower and Deutsche Financial Services Corporation (the "Purchase Agreement"), (ii) the failure of Borrower to consummate the transactions contemplated by the Purchase Agreement, and (iii) February 28, 2000.

      (b) The Agent and the Lenders hereby consent to waive the application of
Section 7.3(a)(iv) of the Term Loan Agreement solely as it relates to the four quarter period ending December 31, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) the date Lenders shall have received satisfactory evidence, in form and substance satisfactory to Lenders, of the sale by Borrower of all of the stock of Keyboard Acceptance Corporation (f/k/a BPO Finance Corporation), a Delaware corporation and a subsidiary of Borrower, pursuant to that certain Stock Purchase Agreement dated as of December 8, 1999 between Borrower and Deutsche Financial Services Corporation (the "Purchase Agreement"), (ii) the failure of Borrower to consummate the transactions contemplated by the Purchase Agreement, and (iii) February 28, 2000.

      4. SALE OR TRANSFER OF ASSETS. Section 7.2(b) of the Term Loan Agreement is hereby amended in its entirety to read as follows:

          (b) SALE OR TRANSFER OF ASSETS. Except in the ordinary course of business or except as consented to in writing by Agent, or except for sales to a Lender or any affiliate thereof or except for sales to and by KAC as contemplated by the Permitted Securitization Documents, or except for sales to Deutsche Financial Services Corporation of finished inventory pursuant to the Amended and Restated Inventory Purchase and Consignment Agreement entered into by and between Borrower and Deutsche Financial Services Corporation as of June 30, 1998, as amended on January 13, 2000, which such agreement shall be in form and substance satisfactory to Agent, provided that, after giving effect to such sale, Deutsche Financial Services Corporation does not own Retail Consigned Goods (as defined therein) purchased from Borrower pursuant to this subsection with an aggregate value greater than $5,000,000 or Consigned Goods (as defined therein) purchased from Borrower pursuant to this subsection with an aggregate value greater than $20,000,000, Baldwin and the Subsidiaries will not sell, transfer, lease (including sale-leaseback) or otherwise dispose of all or any substantial part of their assets; provided, however, that any sales of KAC Accounts by Baldwin to KAC under the Permitted Securitization Documentation, and sales, contributions or other transfers of KAC Accounts under the Permitted Securitization Documentation by KAC, shall be permitted. This provision will not apply to any sale if the proceeds of such sale pay the Obligations in full.

      5. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower hereby agrees and covenants that all representations and warranties in the Term Loan Agreement, including without limitation all of those warranties and representations set forth in Article 6 are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Term Loan Agreement, and reaffirm each of the affirmative covenants set forth in Section 7.1, the negative covenants set forth in Section 7.2 and the financial covenants set forth in Section 7.3 thereof, as if fully set forth herein, except to the extent modified by this Second Amendment.

      6. CONDITIONS PRECEDENT TO CLOSING OF SECOND AMENDMENT. On or prior to the closing of the Second Amendment (hereinafter the "Second Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) PROOF OF CORPORATE AUTHORITY. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Second Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this Second Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Second Amendment, and (ii) its performance of all of its obligations under each of such documents.

          (b) DOCUMENTS. Each of the documents to be executed and delivered at the Second Amendment Closing, including, without limitation, executed Term Promissory Notes substantially in the form of Exhibit A hereto, and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Second Amendment Closing Date.

          (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) PERFORMANCE, ETC. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Second Amendment Closing Date, and no condition shall exist on the Second Amendment Closing Date, which constitutes a Default or an Event of Default.

          (e) CHANGES; NONE ADVERSE. Since the date of the most recent balance sheets of Borrower delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

          (f) FEE. Agent shall have received, for the pro rata benefit of Lenders, a closing fee in the amount of $108,750.00

      7. MISCELLANEOUS. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Second Amendment and the handling of any other matters incidental hereto.

          (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Second Amendment, the latter shall govern.

          (c) This Second Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

          (d) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

          (e) This Second Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]

      IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


                                      BALDWIN PIANO & ORGAN COMPANY,
                                      Borrower



                                      By: /s/ Duane Kimble
                                          ----------------------------------
                                      Name: Duane Kimble
                                            --------------------------------
                                      Title: Executive VP, CFO and Secretary
                                             -------------------------------



                                      FIFTH THIRD BANK, Agent



                                      By: /s/ Robert C. Ries
                                          ----------------------------------
                                      Name: Robert C. Ries
                                            --------------------------------
                                      Title: Vice President
                                             -------------------------------



                                      FIFTH THIRD BANK, Lender



                                      By: /s/ Robert C. Ries
                                          ----------------------------------
                                      Name: Robert C. Ries
                                            --------------------------------
                                      Title: Vice President
                                             -------------------------------



                                      BANK ONE, INDIANA, N. A., Lender



                                      By: /s/ Edward C. Hathaway
                                          ----------------------------------
                                      Name: Edward C. Hathaway
                                            --------------------------------
                                      Title: First Vice President
                                             -------------------------------

The undersigned, guarantors of the obligations of Baldwin Piano & Organ Company under the Loan Agreement, hereby acknowledge and accept the above Second Amendment and the terms and conditions therein.


SIGNATURE LEASING COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive VP, CFO and Secretary
       -------------------------------



BALDWIN TRADING COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive VP, CFO and Secretary
       -------------------------------



BALDWIN PIANO COMPANY (CANADA)
LIMITED



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive VP, CFO and Secretary
       -------------------------------



THE WURLITZER COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive VP, CFO and Secretary
       -------------------------------

                                                                       EXHIBIT A

                                                    Form of Term Promissory Note



                THIRD AMENDED AND RESTATED TERM PROMISSORY NOTE(1)


$[            ]                                                 Cincinnati, Ohio
  ------------                                                 December __, 1999



      THIS SECOND AMENDED AND RESTATED TERM PROMISSORY NOTE ("Note") is made and entered into as of the date hereof by BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (the "Borrower") to the order of _______________ (hereinafter, together with its permitted successors and assigns, called "Bank").

      This Note has been executed and delivered pursuant to a certain General Loan and Security Agreement dated as of June 15, 1989 by and between Borrower and Fifth Third Bank, as amended by an Amended and Restated General Loan and Security Agreement dated as of February 24, 1994 by and between Borrower and Fifth Third Bank, as amended by an Amended and Restated Term Loan Agreement dated as of May 15, 1998, by and among Borrower, Fifth Third Bank, an Ohio banking corporation, as "Agent", and the Banks listed therein and a First Amendment to Amended and Restated Term Loan Agreement dated as of July 15, 1999 (collectively, and as the same may be amended, modified, supplemented or restated, the "Loan Agreement"), and is subject to the terms and conditions of the Loan Agreement, including without limitation, acceleration upon the terms provided therein. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement unless the context hereof requires otherwise.

      Borrower, for value received, promises to pay to the order of Bank, at Agent's Head Office, for the account of Bank in accordance with the Loan Agreement, the principal sum of [______________] AND 00/100 DOLLARS ($5,000,000.00) (the "Credit Commitment") or so much thereof as is loaned by Bank pursuant to the provisions hereof and the terms and provisions of the Loan Agreement, together with interest on the unpaid principal amount at the annual rate defined, determined and adjusted pursuant to the Loan Agreement ("Interest Rate"). Interest shall be due and payable quarterly in arrears commencing on January 2, 2000, and on each April 1, July 1, October 1 and January 1 thereafter. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days.

----------------------
         (1) This Third Amended and Restated Term Promissory Note is one of two notes issued as of the date hereof in exchange for and in substitution for two Second Amended and Restated Secured Promissory Notes, each in the original principal amount of $5,000,000.00 and dated as of May 18, 1998 ("Second Amended and Restated Notes"), which such Second Amended and Restated Notes were issued in exchange for and in substitution of an Amended and Restated Secured Promissory Note dated as of February 24, 1994 (the "Amended Note") which Amended Note was issued in exchange for and in substitution of a Secured Promissory Note dated as of June 15, 1989 (the "Original Note"). This Note is not and shall not be construed as a novation or be construed in any manner as an extinguishment of the obligations arising under the Second Amended and Restated Notes, the Amended Note or the Original Note, or to affect the priority of the security interest granted in connection with either the Second Amended and Restated Notes, the Amended Note or the Original Note, with it being expressly understood and agreed by the parties hereto, and any third parties relying on its terms, that this Note does not replace the original indebtedness, but merely modifies the terms and conditions of such indebtedness evidenced by the Original Note, as modified by the Amended Note, the Second Amended and Restated Notes and the underlying loan documents, as the same have been amended and restated.

      Borrower shall pay to Bank, commencing on January 2, 2000, and on each April 1, July 1, October 1 and January 1 thereafter, and on the date this Note is due (whether by maturity, acceleration or otherwise), quarterly installments of principal in the amount of ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($125,000.00), provided that, in any event, the last installment payable on this Note shall be in an amount sufficient to pay in full the entire unpaid principal and accrued interest of this Note. All of the indebtedness evidenced by this Note shall, if not sooner due and payable as provided in the Loan Agreement, be in any event absolutely and unconditionally due and payable in full by Borrower on May 1, 2003.

      This Note is subject to mandatory prepayment upon the terms and conditions set forth in the Loan Agreement. This Note may be prepaid in whole or in part as set forth in the Loan Agreement. Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

      If this Note is accelerated pursuant to the Loan Agreement or if a Default or an Event of Default with respect to any monetary payment under the Loan Agreement shall have occurred and during the period in which such Default or Event of Default is continuing, the outstanding principal and all accrued interest as well as any other Obligations due Bank or Agent under any Loan Document shall bear interest at three percent (3.0%) above the Interest Rate.

      If any payment of principal, interest or other charge due hereunder is not paid when due, or in the event of an Event of Default under the Loan Agreement, this Note shall, at the option of Bank, become immediately due and payable, upon demand by Bank, except that if there shall be an Event of Default under Sections 8.12, 8.13 or 8.14 of the Loan Agreement, this Note shall automatically and immediately be due and payable without demand.

      The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest, notice of presentment and notice of nonpayment and any other notice required to be given by law, except as otherwise specifically provided in the Loan Agreement, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Agent or Bank or any indulgence shown by Agent or Bank, from time to time and in one or more instances, (without notice to or further assent from Borrower) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Agent or Bank shall in any way affect or impair the obligations of Borrower or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any indorsement or guaranty of this Note. Subject to the terms of the Loan Agreement, Borrower further agrees to reimburse Agent and Bank for all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

      Anything herein to the contrary notwithstanding the obligations of Borrower under this Note, the Loan Agreement or any other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by any Bank would be contrary to the provisions of law applicable to such Bank limiting the maximum rate of interest that may be charged or collected by the Bank. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note, and then to the extent that any excess remains, all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by Bank to Borrower, it being the intent of the parties hereto that under no circumstances shall Borrower be required to pay any interest in excess of the highest rate permissible under applicable law.

      The provisions of this note shall be governed by and interpreted in accordance with the laws of Ohio.

      The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.

      [Remainder of page intentionally left blank. Signature page follows.]

      TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year set forth above.


                                         BALDWIN PIANO & ORGAN COMPANY,
                                         a Delaware corporation



                                         By:
                                            -------------------------------
                                         Name:
                                              -----------------------------
                                         Title:
                                               ----------------------------